                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for use of the
                                              commission only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERINST INSURANCE GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement Number:

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     (3) Filing Party:

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     (4) Date Filed:

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

                        AmerInst Insurance Group, Inc.
                           c/o USA Risk Group, Inc.
                             Post Office Box 1330
                           Montpelier, Vermont 05601
                            _______________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 11, 1998
                            _______________________

To the Stockholders of
  AmerInst Insurance Group, Inc.

     The Annual Meeting of Stockholders of AmerInst Insurance Group, Inc. (the "Company") will be held at the offices of Lord, Bissell & Brook, 115 South LaSalle Street, Chicago, Illinois 60603, on Monday, May 11, 1998, at 9:00 a.m., local time, for the following purposes:

     1. To elect two directors of the Company to serve for a term expiring at the 2001 Annual Meeting of Stockholders; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors selected the close of business on March 24, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     YOUR REPRESENTATION AT THIS MEETING IS IMPORTANT. IF YOU CANNOT BE PRESENT AT THE MEETING, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY. AN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE WHICH, IF MAILED IN THE UNITED STATES, REQUIRES NO POSTAGE.

     A copy of the Company's proxy statement accompanies this notice.

                                       By order of the Board of Directors




                                       NORMAN C. BATCHELDER
                                       Chairman of the Board


April 13, 1998

                        AmerInst Insurance Group, Inc.
                           c/o USA Risk Group, Inc.
                             Post Office Box 1330
                           Montpelier, Vermont 05601

                                 MAILING DATE
                                April 13, 1998
                            _______________________

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 11, 1998
                            _______________________


                              GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of AmerInst Insurance Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the offices of Lord, Bissell & Brook, 115 South LaSalle Street, Chicago, Illinois 60603, on Monday, May 11, 1998, and at any adjournment thereof. Costs of solicitation will be borne by the Company. Following the original solicitation of proxies by mail, certain officers and agents of the Company may solicit proxies by correspondence, telephone, or in person, but without extra compensation. USA Risk Group, Inc., the Company's management company, may assist in the solicitation of proxies. The Company will reimburse brokers and other nominee holders for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.

     Each proxy solicited herewith will be voted as the stockholder directs, but in the absence of such directions will be voted FOR the director nominees specified herein. Any proxy solicited herewith may be revoked by the stockholder at any time prior to the stockholder vote by filing with the Secretary of the Company a written revocation or duly executed form of proxy bearing a later date prior to the stockholder vote or by voting in person at the meeting.

                               VOTING SECURITIES

     The holders of record of the Common Stock of the Company at the close of business on March 24, 1998 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, there were outstanding 333,358 shares of Common Stock held by 2,585 holders of record.

     Pursuant to the Company's Certificate of Incorporation, the holders of Common Stock are entitled to elect the Board of Directors. Each share of Common Stock entitles the holder thereof to one vote.

     Two directors will be elected at the Annual Meeting of Stockholders.

     The holders of at least one-third of the shares of Common Stock must be present in person or by proxy at the Annual Meeting in order for the Annual Meeting to be held. Directors will be elected by a plurality of the votes cast for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of any other actions proposed to be taken at the Annual Meeting. On each such proposed action, pursuant to Delaware law, abstentions are treated as present and entitled to vote and thus have the effect of a vote against a proposed action. A broker non-vote (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) on a proposed action is considered not entitled to vote on that action and thus is not counted in determining whether an action requiring approval of a majority of the shares present and entitled to vote at the Annual Meeting has been approved.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of March 24, 1998 with respect to beneficial ownership of the Company's Common Stock by each director, director nominee and officer of the Company and all directors and officers of the Company as a group. None of the directors, director nominees or officers of the Company, individually or as a group, owns greater than 1% of the outstanding Common Stock of the Company. No person known to the Company as of March 24, 1998 is the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of more than 5% of the Company's Common Stock. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise noted, all information in the table and the accompanying footnotes is given as of March 24, 1998, and has been supplied by each of the persons included in the table.



                                               Number of Shares of Common
    Name                                        Stock Beneficially Owned
    ----                                       --------------------------
    Norman C. Batchelder, CPA (1)......................     22
    Bruce W. Breitweiser, CPA (1)(2)...................    294
    Jerome A. Harris, CPA (3)(4).......................    817
    Ronald S. Katch, CPA (1)(5)........................    400
    Charles B. Larson, CPA.............................     20
    David N. Thompson, CPA (6).........................      0
    All Directors and Officers as a Group (5 Persons)..  1,553
-------------------------


(1) Continuing director of the Company.
(2) Shares are held by IAA Trust Co. as trustee of the 401(k) Savings Plan of Dunbar, Breitweiser & Company for the benefit of Bruce W. Breitweiser.
(3) Nominee for re-election as director.
(4) Checkers, Simon & Rosner, LLP, of which Mr. Harris is a partner, is the record and beneficial owner of the shares shown and has sole voting and investment power with respect to such shares.
(5) Katch, Tyson & Company, CPAs, of which Mr. Katch is a partner, is the record and beneficial owner of the shares shown and has sole voting and investment power with respect to such shares.
(6) Nominee for election as director.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of five members. The Company's Certificate of Incorporation divides the directors of the Company into three classes. The holders of the Company's Common Stock are being asked to elect Jerome A. Harris, a current director whose term expires at the 1998 Annual Meeting of Stockholders, and David N. Thompson to a three-year term expiring at the 2001 Annual Meeting or until their successors shall have been duly elected and qualified.

     In order to insure that persons with professional liability insurance knowledge are represented on the Company's Board of Directors, the Company's Certificate of Incorporation requires that at least half of each class of directors be either current or former members of the Professional Liability Insurance Plan Committee (the "AICPA Plan Committee" or "Committee") of the American Institute of Certified Public Accountants (the "AICPA"), or persons otherwise knowledgeable, as determined by the Board, in accountants' professional liability insurance matters ("Qualified Directors"). The Board has designated each of Mr. Harris and Mr. Thompson as a Qualified Director candidate.

     Nominations for Qualified Director positions on the Board of Directors must be submitted not less than 60 days nor more than 90 days prior to a meeting called for the election of directors in order to allow the Board sufficient time to evaluate the qualifications of such nominee. It is intended that the next Annual Meeting of Stockholders be held on or about May 10, 1999. Nominations for Qualified Director positions on the Board must be submitted to the Secretary of the Company by March 11, 1999, but not before February 9, 1999.

     Listed below is the name, age, officer position with the Company, principal business experience during the last five years, and other information regarding each person proposed to be nominated for election as a director as well as the continuing directors of the Company.

     Officers of the Company are elected annually by the Board of Directors to serve for a term of one year or until a successor is duly elected and qualified.

     The Board has nominated the persons listed below to serve for a term of three years, and all proxies received from holders of Common Stock will be voted for the election of such nominees, except to the extent that persons giving such proxies withhold authority to vote for such nominees. The Company believes that the nominees for director will be able to serve. If either nominee would be unable to serve, the enclosed proxy confers authority to vote in favor of such other person as the Board of Directors at the time recommends to serve in place of such nominee.

     The Board recommends that stockholders vote "FOR" the election of Messrs. Harris and Thompson.

Nominees for Election as Director

Jerome A. Harris......... Age 55. Assistant Secretary and Assistant Treasurer of
                          the Company since December of 1995. Director of the Company since May of 1995. Managing Partner of Checkers, Simon & Rosner, LLP, Chicago, Illinois, and Senior Managing Director of American Express Tax and Business Services, Inc., a consulting firm, since 1997. Founding and former board member and former member of the Executive Committee of the Accountants Liability Assurance Company Ltd. Former Chairman of the Illinois CPA Society Insurance Liability Task Force.

David N. Thompson........ Age 47. Senior Vice President--Mergers & Acquisitions,
                          Meadowbrook Insurance Group, Inc., a national insurance company, since 1998, and President and Chief Executive Officer of E-Insure Services, Inc., an internet insurance marketplace, since 1996; from 1994 to 1996, National Practice Leader and Managing Director of Alexander & Alexander, Inc., a national insurance broker; from 1993 to 1994, President and Chief Executive Officer of Specialty Programs, Ltd., an insurance acquisition and consulting company. Prior thereto, he held various positions, most recently as Chairman, President and Chief Executive Officer, with Crum & Forster Managers Group, an underwriter of property and casualty insurance and the predecessor to Coregis Insurance Company.

Continuing Directors

Norman C. Batchelder..... Age 69. President, Chairman of the Board and Director
                          of the Company since it was formed in September of 1987. Former Executive Director of the New Hampshire Society of CPAs. Former Partner of Smith, Batchelder & Rugg, CPAs, Lebanon, New Hampshire. Former member and Chairman of the AICPA Professional Liability Insurance Plan Committee and Former President of the New Hampshire Society of CPAs. Term as Director expires at the 1999 Annual Meeting of Stockholders.

Bruce W. Breitweiser..... Age 49. Vice President of the Company since 1993.
                          Director of the Company since November 21, 1991. Managing Partner of Dunbar, Breitweiser & Company, LLP, Bloomington, Illinois. Term as Director expires at the 2000 Annual Meeting of Stockholders.

Ronald S. Katch.......... Age 64. Treasurer of the Company since 1991. Director of the Company since it was formed in September of 1987. Managing Partner of Katch, Tyson & Company, CPAs, Northfield, Illinois. Former member and Chairman of the AICPA Professional Liability Insurance Plan Committee. Term as Director expires at the 2000 Annual Meeting of Stockholders.


                          BOARD AND COMMITTEE MEETINGS

     There were seven committees of the Board of Directors during 1997: the Stockholder Relations Committee of which Mr. Katch and Mr. Batchelder are members; the Audit and Finance Committee of which Mr. Breitweiser, Mr. Harris and Mr. Katch are members; the Investment Committee of which Mr. Breitweiser, Mr. Katch and Mr. Larson are members; the Underwriting and Reinsurance Committee of which Mr. Batchelder and Mr. Harris are members; the Strategic Planning Committee of which Mr. Batchelder, Mr. Harris and Mr. Larson are members; the Public Relations Committee of which Mr. Breitweiser and Mr. Larson are members; and the Nominating Committee of which Mr. Breitweiser and Mr. Katch are members. The seven committees respectively have and may exercise the full power of the Board of Directors, subject to certain limitations imposed by law, as to all matters relating to the ownership, transfer or redemption of the Company's Common Stock; the annual audit of the Company's financial statements and the review and approval of the Company's fiscal year budget; the Company's investment activity; the review and negotiation of reinsurance contracts; the consideration of various opportunities and options available to the Company; the coordination of press releases and other communications with the public; and the consideration of nominees to the Board of Directors.

     During 1997, the Audit and Finance Committee met three times, the Investment Committee met four times, the Strategic Planning Committee met one time, the Public Relations Committee met one time and the Nominating Committee met one time. During 1997, the Stockholder Relations Committee and the Underwriting and Reinsurance Committee conducted their respective committee business informally without a meeting. The Board held seven meetings in 1997. All Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by each committee of the Board on which such Directors served.


                      EXECUTIVE AND DIRECTOR COMPENSATION

     Directors of the Company receive an annual retainer of $10,000. They are also paid $600 per half day for each Board meeting and $125 per hour for each committee meeting attended during the calendar year. The Directors of the Company fill all officer positions of the Company without salary or any other compensation. Directors are entitled to receive reimbursement for expenses incurred in attending Board or committee meetings of the Company or when otherwise acting on behalf of the Company.

     None of the directors of the Company received compensation from the Company exceeding $60,000 during the Company's 1997 fiscal year. The total compensation of all directors in 1997 was $143,415 which includes $5,600 paid in 1997 but attributable to Board or committee meetings attended in 1996 and 1996 retainer fees.

                    CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Since 1967 the AICPA has sponsored the AICPA Professional Liability Insurance Plan (the "AICPA Plan" or "Plan"). The initial business of the Company's insurance subsidiary (the "Subsidiary") has been to act as a reinsurer of professional liability insurance policies having effective dates on or after April 1, 1988, which are issued by the primary insurer under the AICPA Plan.

     The AICPA Plan Committee (the "Committee") evaluates the Plan periodically in order to effect changes that the Committee believes will result in a stable and competitively priced source of professional liability insurance coverage for those accounting firms insured under the Plan. To this end, the Committee was involved in the organization of the Company and the Subsidiary, including the selection of the initial directors of the Company. However, the AICPA does not direct the affairs of, it is not responsible for any obligations of, nor does it receive any direct economic benefit from, either the Company or the Subsidiary.

     Although the Subsidiary has entered into reinsurance agreements with the primary insurer under the Plan and another reinsurer under the Plan, and intends to cooperate with the AICPA in the provision, through such reinsurance agreements and otherwise, of reinsurance capacity for the Plan, the Subsidiary has no contractual right to long-term involvement in the Plan. Similarly, other than as provided by the aforementioned reinsurance agreements, the Subsidiary is not obligated to use its reinsurance capacity as part of the Plan and may, in the discretion of its Board of Directors, provide reinsurance for accountants' professional liability coverage in programs not sponsored by the AICPA.


                            ACCOUNTING INFORMATION

     Johnson Lambert & Co. served as the Company's independent public accountant for the fiscal year ended December 31, 1997. The Company does not anticipate that a representative of Johnson Lambert & Co. will be present at the Annual Meeting.


                            REPORT TO STOCKHOLDERS

     The Company has mailed this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. A copy of the Company's 1997 Annual Report accompanies this Proxy Statement. Included in the 1997 Annual Report are the Company's consolidated financial statements for the fiscal year ended December 31, 1997 and other information about the Company contained in the Company's Annual Report on Form 10-K, as filed with Securities and Exchange Commission.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     To the best of the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Section 16(a) forms were required for those persons, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 1997.


                         FUTURE STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the proxy statement for the 1999 Annual Meeting of Stockholders, stockholder proposals must be submitted to the Company on or before December 11, 1998.


                                OTHER BUSINESS

     As of the date hereof, the foregoing is the only business which management intends to present, or is aware that others will present, at the meeting. If any other proper business should be presented at the meeting, the proxies will be voted in respect thereof in accordance with the discretion and judgment of the person or persons voting the proxies.

                              By order of the Board of Directors




                              NORMAN C. BATCHELDER
                              Chairman of the Board
                              AmerInst Insurance Group, Inc.

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

        PROXY                                                   PROXY

                        AMERINST INSURANCE GROUP, INC.
          This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held May 11, 1998.

     Bruce W. Breitweiser and Norman C. Batchelder, or either of them, are designated as proxies, with full power of substitution, to vote all the shares of Common Stock of AmerInst Insurance Group, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 11, 1998, or at any adjournment thereof, as specified on the reverse side of this card.
           You may enter your vote on the reverse side of this card.

     The Company's directors recommend a vote FOR the election of the nominees listed. The proxies shall vote as specified, but if no choice is specified the proxies shall vote in accordance with the recommendations of the Company's directors. If other business is presented at said meeting, this proxy shall be voted in accordance with the best judgment of the proxies on those matters.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)

                        AMERINST INSURANCE GROUP, INC.

     Please mark vote in oval in the following manner using dark ink only.

1.   Election of two directors:
     Nominees:  Jerome A. Harris and
     David N. Thompson

                FOR ALL       WITHHOLD ALL

     FOR ALL (Except Nominee written below).
     ____________________________________

2. With discretionary power in the transaction of such other business as may properly come before the meeting.

SIGNATURE(S)_____________________________________________DATED_____________,
1998

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.